UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03174

Touchstone Tax-Free Trust

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

June 30, 2016

Annual Report

Touchstone Tax-Free Trust

Touchstone Ohio Tax-Free Bond Fund

This report identifies the Fund's investments on June 30, 2016. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

2

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Tax-Free Trust Annual Report. Inside you will find key financial information, as well as manager commentary, for the 12 months ended June 30, 2016.

During the fiscal year, investors warily eyed the prospects for global economic growth amid weakness in Europe and Japan and a continued slowdown in China. Concerns about the economic landscape led central bankers around the world to maintain highly accommodative monetary policies. Even in the U.S. – where growth was steady but unspectacular – the Federal Reserve Board (Fed) believed the economic outlook was sufficiently precarious as to warrant only one increase in short-term interest rates. The global environment of low growth and low inflation weighed on interest rates around the world, some of which ended the fiscal year in negative territory. The decline in rates was only exacerbated by the United Kingdom’s June 23 vote to leave the European Union (EU), which introduced further uncertainty about the future of the EU and economic growth in that region.

U.S. equity markets were mixed during the 12-month period as larger capitalization stocks generated gains and small caps experienced losses. From a style perspective, market leadership transitioned to value-oriented stocks during the year, ending a lengthy run of outperformance by companies with growth characteristics. The relative earnings weakness exhibited outside the U.S. led to negative returns for both developed international and emerging market equities.

Though short-term interest rates rose in anticipation of the Fed’s interest rate hike in late 2015, they quickly retrenched amid concerns about the global economy. Intermediate- to long-term rates, however, continued a downward trend, providing a tailwind for the bond markets. Supported by steady economic growth in the U.S., the fiscal position of many municipalities strengthened and spreads for those issues tightened slightly during the 12-month period. The combination of tighter spreads and a declining interest rate environment led to strong gains for the municipal bond market, particularly for longer duration issues.

In this kind of economic and market environment, we believe that a focus on your long-term goals remains essential to ultimately achieving investment success. The events and market fluctuations of the last year have demonstrated how quickly perceptions of risk and return can swing from bullish to bearish and back again. Consulting with your financial professional can help you determine the appropriate asset allocation to keep your long-term financial goals on track.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Tax-Free Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Ohio Tax-Free Bond Fund

Sub-Advised by Fort Washington Investment Advisors

Investment Philosophy

The Touchstone Ohio Tax-Free Bond Fund seeks the highest level of interest income exempt from federal income and Ohio personal income taxes, consistent with the protection of capital. It invests primarily in high-quality, long-term Ohio municipal obligations.

Fund Performance

The Touchstone Ohio Tax-Free Bond Fund (Class A Shares) underperformed its benchmark, the Barclays Municipal Bond Index, for the 12-month period ended June 30, 2016. The Fund’s total return was 6.25 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 7.65 percent.

Market Environment

Overall economic conditions showed modest growth during the fiscal year, with the U.S. economy considered the bright spot among major developed countries due to its solid gross domestic product (GDP) growth. Further, U.S. employment remained steady, and housing and consumer demand showed improvement, especially in the latter half of the fiscal year. Europe and Japan were mired in slow growth as disinflationary economic conditions forced the respective central banks to try different stimulus packages in an effort to recharge growth. Most of these tactics did little to stimulate growth and instead sent interest rates to historically low levels. In fact, some sovereign debt in Europe and Japan traded at negative yields at the end of the fiscal year.

The U.S. Federal Reserve Board (Fed) raised interest rates only once during the fiscal year, in December 2015, which moved the federal funds rate higher by 0.25 percent. Immediately following the rate increase, yields across the U.S. Treasury curve increased along with investors’ expectations that additional rate hikes would be forthcoming in 2016. However, slow growth in the U.S. during the first quarter of 2016 and weakness in China helped put any additional rate increases on hold. Further, in June 2016, the United Kingdom unexpectedly voted to exit the European Union, an action otherwise known as Brexit (“British exit”). This surprise result caused bonds to rally, as investors became concerned about the potential negative impact on growth.

For the fiscal year, 10- and 30-year U.S. Treasury yields declined meaningfully, while yields on maturities of one year and less increased. Overall, the municipal market outperformed relative to other sectors of the fixed income market. Investor demand was robust as municipal mutual fund flows were positive for much of the fiscal year. This demand was the result of investors’ increased appetite for yield, which in turn sent municipal yields significantly lower. In addition, European and Japanese sovereign bonds traded at low-to-negative yield levels and foreign buyers began to buy municipal bonds due to their perceived safety and attractive yields relative to sovereign debt offerings.

Portfolio Review

In managing the Fund, we put greater emphasis on tax-free yield and price stability with low portfolio turnover and favor high-quality Ohio municipal bonds in the 20-year maturity range. We believe this strategy can help the Fund maintain a shorter duration and reduce volatility relative to the market; however, this strategy can underperform during extreme market conditions like those experienced over the last year. For the fiscal period, the Fund maintained a shorter duration relative to its benchmark, which had a negative impact on performance.

As interest rates moved lower over the course of the year, municipal issuers took the opportunity to refinance outstanding debt. Several bonds in the Fund’s portfolio were pre-refunded (i.e., redeemed by the issuer prior to its maturity date) as issuers took advantage of low interest rates and refinanced outstanding bonds. This

4

Management's Discussion of Fund Performance (Unaudited) (Continued)

 redemption activity shortened the maturity and, in turn, shortened the overall duration of the portfolio. In terms of specific sectors, the Fund maintained overweight exposures to Education bonds and the Health Care sector, which provided additional yield without a material sacrifice in credit quality.

Outlook

Looking ahead, market indications show that the Fed is likely to remain on hold in the near term with a modest chance that it could raise rates late in the year. While we agree with this assessment, the economy has recently shown positive signs and we believe that any increase in the rate of inflation could encourage the Fed to raise rates sooner rather than later.

Long-term municipal bond yields are currently trading at levels not seen since the 1960s.The yield ratio between high-quality municipals and U.S. Treasuries is also lower than the historical average, which is an indication of strength in the long-term maturity sector. However, we believe this part of the curve is vulnerable and any move higher in rates may be met with redemptions by mutual fund investors. This could lead to even higher interest rates and thus reverse the performance in long-term bonds. If this were to occur, we are prepared to take advantage and would use Fund holdings within the pre-refunded sector as cash to fund new purchases.

We believe the upcoming U.S. election has the potential to change the current view on the municipal market as a change in tax rates could be unfavorable for the sector. Even if the next President raises tax rates, there could be a limit to the tax exemption allowed on municipal bonds. We believe this would have a negative impact on municipal bonds and valuations. This could also be especially problematic for long-term bonds that are trading at rich levels compared to historical valuations.

Illinois and Puerto Rico continue to have their difficulties. Legislators in Illinois passed a stopgap budget. Congress recently passed an oversight bill for Puerto Rico called the Puerto Rico Oversight Management and Economic Stability Act (PROMESA). While both are positive moves, we believe more time is needed to develop lasting solutions. These issues have had limited impact on the broader market and no impact on Ohio; therefore, we do not anticipate any related problems for the Fund in the near term. We will, however, monitor these developments closely even though credit fundamentals within the broader municipal sector, and in Ohio specifically, are strong.

We believe the Fund was positioned well at the end of the period, and going forward will look to take advantage of pullbacks in the market to buy securities with higher yield, and will likely use pre-refunded bonds and cash to fund new purchases. Depending on the magnitude of a pullback, we are likely to favor shorter maturities in the 10- to 15-year range, as we believe these securities offer better relative value in the current market.

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in
the Touchstone Ohio Tax-Free Bond Fund - Class A* and the
Barclays Municipal Bond Index

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares and Class C shares was April 1, 1985 and November 1, 1993, respectively. Class C shares performance was calculated using the historical performance of Class A shares for the periods prior to November 1, 1993. The returns have been restated for sales loads and fees applicable to Class C shares. The returns of the index listed above are based on the inception of the Fund.

**The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from date of purchase.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The Barclays Municipal Bond Index is a widely recognized unmanaged index of municipal bonds with maturities of at least one year.

6

Tabular Presentation of Portfolio of Investments (Unaudited)

June 30, 2016

As of June 30, 2016, the Touchstone Ohio Tax-Free Bond Fund was invested exclusively in debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and by other issuers, the interest from which is exempt from Ohio personal income tax.

The Touchstone Ohio Tax-Free Bond Fund is a non-diversified Fund under the Investment Company Act of 1940. Thus, the Fund may invest in fewer issuers than those of a diversified fund. As of June 30, 2016, there were no investments of 10% or greater in any one issuer held by the Fund.

The table below provides the Fund’s investments by credit quality and security type. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

Touchstone Ohio Tax-Free Bond Fund
Credit
Quality*	(% of Investment Securities)
AAA/Aaa	6.8%
AA/Aa	64.4
A/A	27.1
BBB/Baa	1.7
Total	100.0%

Portfolio Allocation	(% of Net Assets)
Fixed Rate Revenue Bonds	55.6%
Pre-refunded/Escrowed to Maturity	25.1
General Obligation Bonds	16.5
Variable Rate
Demand Notes	2.3
Other Assets/Liabilities (net)	0.5
Total	100.0%

* Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

7

Portfolio of Investments

Touchstone Ohio Tax-Free Bond Fund – June 30, 2016

Principal		Interest	Maturity	Market
Amount		Rate	Date	Value

	Fixed Rate Revenue Bonds — 55.6%
$500,000	New Albany OH Cmnty Auth (Ref ) Ser C	5.000%	10/01/24	$603,140
2,000,000	OH St Hosp Fac Rev (Cleveland Clinic Hlth) Ser B	5.125	01/01/28	2,213,020
375,000	Univ of Akron OH (Ref ) Ser A	5.000	01/01/28	455,764
650,000	Greene Co OH Hosp Fac Rev (Kettering Health Network)	5.125	04/01/29	714,942
1,000,000	Montgomery Co OH Rev (Catholic Hlth Initiatives)	5.250	05/01/29	1,222,630
345,000	Univ of Toledo OH Ser B	5.000	06/01/29	398,861
1,000,000	OH St Air Quality Dev Auth (Ref Poll Control Firstenenergy)	2.250	08/01/29	1,000,950
750,000	Cleveland OH Income Tax Rev (Ref Sub Lien) Ser B 2	5.000	10/01/29	936,000
1,000,000	Franklin Co OH Hosp Rev Impt (Nationwide Childrens Hosp Impt)	4.750	11/01/29	1,114,820
895,000	Milton Union OH Exempt Vlg Sch Dist (Sch Impt)	4.875	12/01/29	998,936
500,000	Hamilton Co OH Hosp Facs Rev (Uc Hlth)	5.000	02/01/30	582,710
1,000,000	Hamilton Co OH Student Rev (Ref Stratford Heights Proj)	5.000	06/01/30	1,095,510
1,000,000	Green OH Cmnty Learning Ctr (Ref )	4.000	12/01/30	1,126,670
500,000	Butler Co OH Hosp Facs (Kettering Health Network Oblig)	5.250	04/01/31	576,265
1,000,000	Wright OH St Univ (Gen Recpts) Ser A	5.000	05/01/31	1,150,060
750,000	Middleburg Heights OH Hosp Rev (Facs Southwest Gen)	5.125	08/01/31	859,718
1,000,000	Kent OH St Univ Rev (Gen Recpts) Ser A	4.500	05/01/32	1,138,440
1,000,000	Hamilton Co OH Hlth Care Facs (Christ Hosp Proj)	5.250	06/01/32	1,160,740
1,000,000	Cuyahoga Co OH COP (Convention Hotel Proj)	5.000	12/01/32	1,206,910
1,060,000	OH St EDR (Enterprise Bd Fd) Ser 7	4.750	12/01/32	1,167,664
500,000	OH St Univ Ser A	4.000	12/01/32	570,340
265,000	OH St Hgr Edl Fac Commis (Ref Xavier Univ) Ser C	5.000	05/01/33	315,748
1,080,000	Hamilton Co OH Hosp Facs Rev (Ref Cincinnati Childrens Hosp)	5.000	05/15/33	1,309,252
1,000,000	Hamilton Co OH EDR (Ref King Highland Cmnty Urban)	5.000	06/01/33	1,211,740
250,000	Warren Co OH Hlth Care Facs Rev (Ref & Impt Otterbein Homes)	5.000	07/01/33	297,382
2,000,000	Cincinnati OH EDR (U Square The Loop Proj)	5.000	11/01/33	2,334,280
525,000	OH St Univ Ser A	4.000	12/01/33	595,408
265,000	Cleveland OH Wtr Rev (Ref ) Ser Y	4.000	01/01/34	292,555
625,000	Hamilton Co OH Hosp Facs Rev (Ref Cincinnati Childrens Hosp)	5.000	05/15/34	753,644
250,000	Warren Co OH Hlth Care Facs Rev (Ref & Impt Otterbein Homes)	5.000	07/01/34	296,382
500,000	Cuyahoga Co OH Sales Tax Rev (Ref )	5.000	12/01/34	618,095
500,000	Cleveland OH St Univ (Ref ) Ser A	5.000	06/01/35	604,155
1,085,000	Cincinnati OH Urban Redev Rev (Mercer Commons Phase 2 Proj) Ser B	5.000	11/01/35	1,319,284
475,000	Cincinnati OH Wtr Sys Rev Ser A	5.000	12/01/35	595,194
200,000	Clermont Co OH Port Auth Lease (W Clermont Local Sch Dist Proj)	5.000	12/01/35	241,662
500,000	OH St Hgr Edl Fac Commis (Ref Higher Eductnl Fac John Ca)	5.000	04/01/36	587,245
350,000	Warren Co OH Hlth Care Facs Rev (Ref Otterbein Homes) Ser A	5.000	07/01/36	423,801
250,000	Marysville OH Wst Wtr Treatment (Ref )	4.000	12/01/37	281,022
800,000	OH St Hosp Rev (Ref Univ Hosp Hlth System) Ser A	5.000	01/15/41	964,816
	Total Fixed Rate Revenue Bonds			$33,335,755

	Pre-refunded/Escrowed to Maturity — 25.1%
1,500,000	Richland Co OH Hosp Facs Rev (Medcentral Health Sys Oblig) Pre-refunded @ $100	5.125	11/15/16	1,524,195
1,000,000	Little Miami OH LSD (Sch Impt) UTGO Pre-refunded @ $100	5.000	12/01/16	1,018,080
2,000,000	Canal Winchester OH LSD (Ref ) UTGO Pre-refunded @ $100	4.750	06/01/17	2,075,160
1,300,000	Cincinnati OH Wtr Sys Rev Ser B Pre-refunded @ $100	5.000	12/01/17	1,379,014
830,000	Columbus OH CSD (Sch Facs Constr & Impt) UTGO Pre-refunded @ $100	5.000	12/01/17	881,053
1,000,000	Kings OH LSD (Sch Impt) UTGO Pre-refunded @ $100	5.000	12/01/17	1,061,510
1,000,000	Lakewood OH CSD (Sch Facs Impt) UTGO Pre-refunded @ $100	5.000	12/01/17	1,061,510
1,000,000	Cleveland OH Income Facs Tax Rev (Sub Lien Brdgs & Roadways) Ser B Pre-refunded @ $100	5.000	04/01/18	1,073,520

8

Touchstone Ohio Tax-Free Bond Fund (Continued)

Principal		Interest	Maturity	Market
Amount		Rate	Date	Value

	Pre-refunded/Escrowed to Maturity — 25.1% (Continued)
$1,000,000	Mount Healthy OH CSD (Sch Impt) UTGO Pre-refunded @ $100	5.000%	06/01/18	$1,082,120
1,500,000	Reynoldsburg OH CSD (Sch Facs Constr & Impt) UTGO Pre-refunded @ $100	5.250	06/01/18	1,631,760
1,000,000	OH St Hgr Edl Fac Commis (Xavier Univ) Ser C Pre-refunded @ $100	5.750	11/08/18	1,116,470
1,000,000	Columbus OH CSD (Sch Facs Constr & Impt) UTGO Pre-refunded @ $100	4.500	06/01/19	1,104,730
	Total Pre-refunded/Escrowed to Maturity			$15,009,122

	General Obligation Bonds — 16.5%
1,185,000	Delaware OH LTGO	5.000	12/01/28	1,206,567
855,000	Licking Heights OH LSD UTGO	6.400	12/01/28	1,181,567
500,000	Miamisburg OH CSD (Ref ) UTGO	5.000	12/01/29	635,840
320,000	Brookfield OH LSD (Sch Facs Impt) UTGO	5.000	01/15/30	339,725
1,500,000	Cincinnati OH CSD (Ref Sch Impt) LTGO	5.000	06/01/31	1,710,510
1,000,000	Toledo OH CSD (Ref Sch Facs Impt) UTGO	5.000	12/01/32	1,206,220
300,000	Upper Arlington OH (Ref Various Purpose) LTGO	4.000	12/01/32	347,292
250,000	Lakewood OH CSD (Sch Facs Impt) UTGO Ser A	5.000	11/01/33	305,260
345,000	Bowling Green OH CSD (Ref ) UTGO	5.000	12/01/34	424,588
500,000	Elyria OH CSD (Ref ) UTGO	4.000	12/01/34	547,520
500,000	Three Rivers OH LSD (Ref ) UTGO	5.000	12/01/34	606,860
435,000	Miami Trace OH LSD UTGO	5.000	12/01/35	536,277
200,000	Milford OH Exempt Vlg Sch Dist (Ref ) UTGO	5.000	12/01/35	245,412
500,000	Lakewood OH (Ref ) LTGO	5.000	12/01/36	621,120
	Total General Obligation Bonds			$9,914,758

	Variable Rate Demand Notes(A) — 2.3%
205,000	Geauga Co OH Rev (Sisters Of Notre Dame Proj) (LOC: PNC Bank NA)	0.540	08/01/16	205,000
200,000	Alliance OH Hosp Rev (Alliance Obligated Group) (LOC: JP Morgan Chase Bank NA)	0.330	12/01/32	200,000
300,000	OH St Hgr Edl Fac Commis (Hosp Cleveland Clinic Hlth Sys Oblig) Ser B1 (LIQ: Wells Fargo Bank NA)	0.300	01/01/39	300,000
350,000	OH St Hgr Edl Fac Commis (Variable Hosp Cleveland Clinic) Ser B3 (LIQ: U.S. Bank NA)	0.320	01/01/39	350,000
300,000	Montgomery Co OH Rev (Miami VY Hosp) Ser C (SPA: Wells Fargo Bank NA)	0.330	11/15/39	300,000
	Total Variable Rate Demand Notes			$1,355,000

	Total Investment Securities —99.5%
	(Cost $54,697,929)			$59,614,635

	Other Assets in Excess of Liabilities — 0.5%			304,648

	Net Assets — 100.0%			$59,919,283

(A)	Demand Feature - Maturities shown are the final maturities, not the date on which principal could be recovered through thedemandfeature.

Floating and variable rate demand notes (“put bonds”) earn interest at a coupon rate which fluctuates at specified intervals, usually daily, monthly or semi-annually. The maturity dates shown are the final maturity dates. The interest rates shown are the coupon rates in effect at June 30, 2016.

Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Mandatory put bonds are automatically redeemed at a specified put date unless action is taken by the holder to prevent redemption.

9

Touchstone Ohio Tax-Free Bond Fund (Continued)

Bonds denoted as pre-refunded are anticipated to be redeemed prior to their scheduled maturity. The dates indicated are the stipulated pre-refunded dates.

Portfolio Abbreviations:

COP – Certificates of Participation

CSD – City School District

EDR – Economic Development Revenue

LIQ - Liquidity Agreement

LOC – Letter of Credit

LSD – Local School District

LTGO – Limited Tax General Obligation

SPA - Stand-by Purchase Agreement

UTGO – Unlimited Tax General Obligation

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes of Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$59,614,635	$—	$59,614,635

See accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities

June 30, 2016

Touchstone
Ohio
Tax-Free
Bond Fund
Assets
Investments, at cost	$54,697,929
Investments, at market value	59,614,635
Cash	72,971
Interest receivable	393,829
Receivable for capital shares sold	45,539
Prepaid expenses	6,827
Total Assets	60,133,801

Liabilities
Dividends payable	46,049
Payable for capital shares redeemed	110,741
Payable to Investment Advisor	19,291
Payable to other affiliates	9,197
Payable to Trustees	4,119
Payable for professional services	5,698
Payable for reports to shareholders	7,500
Payable to Transfer Agent	7,127
Other accrued expenses and liabilities	4,796
Total Liabilities	214,518

Net Assets	$59,919,283

Net assets consist of:
Paid-in capital	$54,956,838
Distribution in excess of net investment income	(19,787)
Accumulated net realized gains on investments	65,526
Net unrealized appreciation on investments	4,916,706
Net Assets	$59,919,283

Pricing of Class A Shares
Net assets applicable to Class A shares	$52,599,323
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	4,367,303
Net asset value price per share*	$12.04
Maximum sales charge - Class A shares	4.75%
Maximum offering price per share
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share - Class A shares	$12.64

Pricing of Class C Shares
Net assets applicable to Class C shares	$7,319,960
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	606,937
Net asset value, offering price per share**	$12.06

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

11

Statement of Operations
For the Year Ended June 30, 2016

Touchstone
Ohio
Tax-Free
Bond
Fund
Investment Income
Interest	$2,221,673

Expenses
Investment advisory fees	284,781
Administration fees	82,587
Compliance fees and expenses	2,781
Custody fees	3,504
Professional fees	32,588
Transfer Agent fees, Class A	25,380
Transfer Agent fees, Class C	3,476
Registration fees, Class A	8,135
Registration fees, Class C	6,092
Reports to Shareholders, Class A	15,476
Reports to Shareholders, Class C	12,903
Distribution expenses, Class A	124,267
Distribution and shareholder servicing expenses, Class C	72,491
Trustee fees	15,822
Other expenses	24,326
Total Expenses	714,609
Fees waived and/or reimbursed by the Advisor and/or Affiliates(A)	(175,937)
Net Expenses	538,672

Net Investment Income	1,683,001

Realized and Unrealized Gains on Investments
Net realized gains on investments	146,876
Net change in unrealized appreciation (depreciation) on investments	1,611,783
Net Realized and Unrealized Gains on Investments	1,758,659
Change in Net Assets Resulting from Operations	$3,441,660

(A)See Note 4 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

12

Statements of Changes in Net Assets

	Touchstone
	Ohio Tax-Free Bond Fund
	For the	For the
	Year	Year
	Ended	Ended
	June 30, 2016	June 30, 2015
From Operations
Net investment income	$1,683,001	$1,678,481
Net realized gains on investments	146,876	44,137
Net change in unrealized appreciation (depreciation) on investments	1,611,783	(357,028)
Change in Net Assets from Operations	3,441,660	1,365,590

Distributions to Shareholders from:
Net investment income, Class A	(1,513,865)	(1,498,856)
Net investment income, Class C	(166,922)	(177,523)
Net realized gains, Class A	(74,693)	—
Net realized gains, Class C	(11,149)	—
Total Distributions	(1,766,629)	(1,676,379)

Share Transactions
Class A
Proceeds from shares sold	7,902,507	5,779,012
Reinvestment of distributions	1,064,490	1,016,490
Cost of shares redeemed	(4,986,447)	(4,312,740)
Change from Class A Share Transactions	3,980,550	2,482,762
Class C
Proceeds from shares sold	779,031	970,443
Reinvestment of distributions	129,973	127,310
Cost of shares redeemed	(1,064,722)	(1,121,988)
Change from Class C Share Transactions	(155,718)	(24,235)
Net Increase from Share Transactions	3,824,832	2,458,527

Total Increase in Net Assets	5,499,863	2,147,738

Net Assets
Beginning of period	54,419,420	52,271,682
End of period	$59,919,283	$54,419,420
Distribution in Excess of Net Investment Income	$(19,787)	$(22,001)

Share Transactions
Class A
Shares issued	669,252	488,642
Shares reinvested	89,976	85,918
Shares redeemed	(421,388)	(364,958)
Change in Class A Shares Outstanding	337,840	209,602
Class C
Shares issued	65,428	81,624
Shares reinvested	10,974	10,747
Shares redeemed	(89,547)	(94,763)
Change in Class C Shares Outstanding	(13,145)	(2,392)
Change in Shares Outstanding	324,695	207,210

See accompanying Notes to Financial Statements.

13

Financial Highlights

Touchstone Ohio Tax-Free Bond Fund — Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2016	2015	2014	2013	2012
Net asset value at beginning of period	$11.70	$11.76	$11.47	$11.90	$11.36
Income (loss) from investment operations:
Net investment income	0.36	0.38	0.39	0.39	0.41
Net realized and unrealized gains (losses) on investments	0.36	(0.06)	0.33	(0.36)	0.55
Total from investment operations	0.72	0.32	0.72	0.03	0.96
Distributions from:
Net investment income	(0.36)	(0.38)	(0.39)	(0.39)	(0.41)
Realized capital gains	(0.02)	—	(0.04)	(0.07)	(0.01)
Total distributions	(0.38)	(0.38)	(0.43)	(0.46)	(0.42)
Net asset value at end of period	$12.04	$11.70	$11.76	$11.47	$11.90
Total return(A)	6.25%	2.72%	6.41%	0.13%	8.60%
Ratios and supplemental data:
Net assets at end of period (000's)	$52,599	$47,153	$44,939	$46,803	$50,946
Ratio to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.13%	1.09%	1.10%	1.09%	1.12%
Net investment income	3.05%	3.20%	3.42%	3.25%	3.51%
Portfolio turnover rate	27%	23%	25%	24%	33%

Touchstone Ohio Tax-Free Bond Fund — Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2016	2015	2014	2013	2012
Net asset value at beginning of period	$11.72	$11.78	$11.48	$11.92	$11.37
Income (loss) from investment operations:
Net investment income	0.27	0.29	0.31	0.30	0.32
Net realized and unrealized gains (losses) on investments	0.36	(0.06)	0.34	(0.37)	0.56
Total from investment operations	0.63	0.23	0.65	(0.07)	0.88
Distributions from:
Net investment income	(0.27)	(0.29)	(0.31)	(0.30)	(0.32)
Realized capital gains	(0.02)	—	(0.04)	(0.07)	(0.01)
Total distributions	(0.29)	(0.29)	(0.35)	(0.37)	(0.33)
Net asset value at end of period	$12.06	$11.72	$11.78	$11.48	$11.92
Total return(A)	5.45%	1.96%	5.70%	(0.70%)	7.87%
Ratios and supplemental data:
Net assets at end of period (000's)	$7,320	$7,266	$7,333	$6,978	$6,797
Ratio to average net assets:
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.09%	1.93%	2.01%	1.99%	2.07%
Net investment income	2.30%	2.45%	2.67%	2.50%	2.76%
Portfolio turnover rate	27%	23%	25%	24%	33%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

14

Notes to Financial Statements

June 30, 2016

1. Organization

The Touchstone Tax-Free Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated April 13, 1981. The Trust consists of one fund, the Touchstone Ohio Tax-Free Bond Fund (“Ohio Tax-Free Bond Fund” or the “Fund”). The Fund is an open-end, non-diversified, management investment company.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of the Fund. The Fund is registered to offer Class A shares and Class C shares. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund. The Fund’s prospectus provides a description of the Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies:

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) define fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their estimated fair value. The Fund defines the term “market value”, as used throughout this report, as the estimated fair value. The Fund uses various methods to measure fair value of its portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods.

These inputs are summarized in the three broad levels listed below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of June 30, 2016, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in the Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by portfolio allocation. The Fund did not hold any Level 3 categorized securities during the year ended June 30, 2016.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy. All transfers in and out of the levels are recognized at the value at the end of the period. During the year ended June 30, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

Debt securities held by the Fund are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through

15

Notes to Financial Statements (Continued)

accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

The Fund may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s net asset value (“NAV”) calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Fund that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Fund’s Board of Trustees and are generally categorized in Level 3.

When-issued or delayed delivery transactions — The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation — The NAV per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Fund is equal to the NAV per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares of the Fund. The maximum offering price per share of Class C shares of the Fund is equal to the NAV per share.

The redemption price per share of each class of shares of the Fund is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Fund are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase.

16

Notes to Financial Statements (Continued)

Investment income — Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.

Distributions to shareholders — The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund declares distributions from net investment income on a daily basis and distributes as a dividend to shareholders on a monthly basis. The Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to the Fund are allocated proportionally among the Trust and, if applicable, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust (collectively with theTrust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended June 30, 2016:

Ohio Tax-Free
Bond Fund
Purchases of investment securities	$19,188,996
Proceeds from sales and maturities	$15,370,520

For the year ended June 30, 2016, there were no purchases or proceeds from sales and maturities of U.S. Government securities by the Fund.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), the Sub-Administrator and Transfer Agent to the Fund. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).

On behalf of the Fund, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Fund. Each Independent Trustee also receives compensation for each board meeting

17

Notes to Financial Statements (Continued)

and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Fund for the IndependentTrustees’ compensation and out-of-pocket expenses relating to their services. The Fund accrued Trustee-related expenses of $15,822 for the year ended June 30, 2016.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Fund, under terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of the Fund as shown in the table below.

0.50% on the first $100 million
0.45% on the next $100 million
0.40% on the next $100 million
0.375% on such assets in excess of $300 million

The Advisor has entered into an investment sub-advisory agreement with Fort Washington Investment Advisors, Inc. (the “Sub-Advisor”), an affiliate of the Advisor. The Sub-Advisor is a wholly-owned, indirect subsidiary of Western & Southern. The Advisor, not the Fund, pays sub-advisory fees to the Sub-Advisor.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Fund, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. The maximum annual operating expense limit in any year with respect to the Fund is based on a percentage of the average daily net assets of the Fund. The Advisor has agreed to separately waive class-level expenses, advisory fees, administration fees, and to reimburse expenses in order to maintain the following expense limitations for the Fund:

	Class A	Class C
Ohio Tax-Free Bond Fund	0.85%	1.60%

These expense limitations will remain in effect for the Fund through at least October 29, 2016.

During the year ended June 30, 2016, the Advisor or its affiliates waived investment advisory fees and administration fees or reimbursed expenses, including 12b-1 fees, of the Fund as follows:

Other
Operating
	Investment		Expenses
	Advisory	Administration	Reimbursed/
Fund	Fees Waived	Fees Waived	Waived	Total
Ohio Tax-Free Bond Fund	$—	$—	$175,937	$175,937

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

18

Notes to Financial Statements (Continued)

As of June 30, 2016, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expiration	Expiration	Expiration
	June 30,	June 30,	June 30,
Fund	2017	2018	2019	Total
Ohio Tax-Free Bond Fund	$1,535	$—	$15,919	$17,454

The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended June 30, 2016.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission (the “SEC”) and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of the Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee from the Fund. In addition, the Fund pays BNY Mellon out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Fund may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the

19

Notes to Financial Statements (Continued)

Fund are limited to the actual expenses incurred. Under the Class A plan, the Fund’s Class A shares pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Fund’s Class C shares pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

UNDERWRITING AGREEMENT

The Underwriter is the Fund’s principal underwriter and, as such, acts as exclusive agent for distribution of the Fund’s shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Fund. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Fund. The Underwriter and its affiliate earned $7,732 from underwriting and broker commissions on the sale of Class A shares of the Fund during the year ended June 30, 2016. In addition, the Underwriter collected CDSC of $50 on the redemption of Class C shares of the Fund during the year ended June 30, 2016.

5. Federal Tax Information

Federal income tax — It is the Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is the Fund’s policy to distribute all of its taxable and tax-exempt income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended June 30, 2016 and June 30, 2015 is as follows:

	Ohio Tax-Free
	Bond Fund
	2016	2015
From tax exempt income	$1,677,057	$1,672,689
From ordinary income	1,787	1,656
From long-term capital gains	85,842	—
Total distributions	$1,764,686	$1,674,345

The following information is computed on a tax basis for each item as of June 30, 2016:

Ohio Tax-Free
Bond Fund
Tax cost of portfolio investments	$54,697,929
Gross unrealized appreciation	$4,916,706
Gross unrealized depreciation	—
Net unrealized appreciation	4,916,706
Undistributed tax exempt income	26,262
Undistributed ordinary income	7,290
Undistributed capital gains	58,236
Other temporary differences	(46,049)
Accumulated earnings (deficit)	$4,962,445

20

Notes to Financial Statements (Continued)

As of June 30, 2016, the Fund did not have any capital loss carryforwards for federal income tax purposes.

The Fund has analyzed its tax provisions taken on federal income tax returns for all open tax years (tax years ended June 30, 2013 through June 30, 2016) and has concluded that no provision for income tax is required in its financial statements.

6. Commitments and Contingencies

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

7. Principal Risks

Risks Associated with Concentration — The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund’s NAVs and magnified effect on the total return.

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value.

Risks Associated with Interest Rate Changes — As interest rates rise, the value of fixed-income securities the Fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact the Fund’s NAV.

Please see the Fund’s prospectus for a complete discussion of these and other risks.

8. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.

Effective on or about August 30, 2016, the Ohio Tax-Free Bond Fund will begin offering Institutional Class and Class Y shares.

There were no other subsequent events that necessitated recognition or disclosure on the Fund’s financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Touchstone Tax-Free Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Touchstone Tax-Free Trust (comprising, Touchstone Ohio Tax-Free Bond Fund) (the “Fund”) as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Touchstone Ohio Tax-Free Bond Fund at June 30, 2016, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

August 19, 2016

22

Other Items (Unaudited)

Supplemental Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in February of each year. Please consult your tax advisor for proper treatment of this information.

The Touchstone Ohio Tax-Free Bond Fund designated $139,856 as capital gain dividends paid during the most-recent fiscal year.

Of the dividends paid from net investment income during the most-recent fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes.

Exempt Interest Dividends
Touchstone Ohio Tax-Free Bond Fund	99.9%

Proxy Voting Guidelines and Proxy Voting Record

The Sub-Advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures that the Sub-Advisor uses in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website at sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for the Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; or (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

Actual Expenses

The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

23

Other Items (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The second line of the table below for each share class of the Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		June 30,	January 1,	June 30,	June 30,
		2016	2016	2016	2016*
Touchstone Ohio Tax-Free Bond Fund
Class A	Actual	0.85%	$1,000.00	$1,036.40	$4.30
Class A	Hypothetical	0.85%	$1,000.00	$1,020.64	$4.27

Class C	Actual	1.60%	$1,000.00	$1,032.50	$8.09
Class C	Hypothetical	1.60%	$1,000.00	$1,016.91	$8.02

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

24

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustee[1]:

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	39	Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to 2011; IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Every Child Succeeds (a social services agency) from 2007 to the present; Taft Museum of Art from 2007 to the present; and YWCA of Greater Cincinnati from 2012 to the present.
Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	39	Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	39	None.

25

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	39	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Episcopal Retirement Homes Foundation from 1998 to 2011 (a charitable organization).
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	39	Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present; and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	39	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present; and BASCO Shower Door from 2011 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
[2]	As of June 30, 2016, The Touchstone Fund Complex consisted of 1 series of the Trust, 11 series of Touchstone Funds Group Trust, 2 series of Touchstone Investment Trust, 1 series of Touchstone Institutional Funds Trust, 18 series of the Touchstone Strategic Trust, and 6 variable annuity series of Touchstone Variable Series Trust.
[3]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Institutional Funds Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

26

Management of the Trust (Unaudited) (Continued)

The following is a list of the Principal Officers of the Trust, the length of time served, and principal occupations for the past five years.

Principal Officers:

Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Age	Trust[1]	Time Served	During the Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Senior Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer, of IFS Financial Services, Inc. (a holding company).
Ellen Blanchard BNY Mellon 201 Washington St, 34th Fl. Boston, MA 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

27

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account.These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

31

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-58-TTFT-AR-1606

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The Audit fees totaled $17,750 and $15,575 in fiscal 2016 and 2015, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-SAR.

Audit-Related Fees

There were no audit-related fees for the 2016 and 2015 fiscal years.

Tax Fees

(b)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,080 for 2016 and $13,655 for 2015.

Fees for both 2015 and 2016 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

There were no fees for all other services in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for 2016 and 2015.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,080 for 2016 and $13,655 for 2015.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Tax-Free Trust

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	8/24/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	8/24/2016

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	8/24/2016

* Print the name and title of each signing officer under his or her signature.